SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  July 22, 2003
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                       HUTCHINSON TECHNOLOGY INCORPORATED
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Minnesota                      0-14709                  41-0901840
---------------------------  ----------------------------  ------------------
  (State of Incorporation)     (Commission File Number)     (I.R.S. Employer
                                                           Identification No.)




          40 West Highland Park Drive N.E.
                Hutchinson, Minnesota                        55350
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      (Address of Principal Executive Offices)            (Zip Code)


                                 (320) 587-3797
       -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




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Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (c)      Exhibits
                    --------

                    99    Press release dated July 22, 2003

Item 9.    Regulation FD Disclosure.
           ------------------------

         The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

         On July 22, 2003, Hutchinson Technology Incorporated (the "Company") reported its financial results for its third fiscal quarter and for the thirty-nine weeks ended June 29, 2003. See the Company's press release dated July 22, 2003, which is furnished as Exhibit 99 hereto.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HUTCHINSON TECHNOLOGY INCORPORATED


Date:  July 22, 2003            /s/ John A. Ingleman
                                ------------------------------------------------
                                John A. Ingleman
                                Vice President, Chief Financial Officer and
                                Secretary



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






                                  EXHIBIT INDEX

No.             Description                                 Manner of Filing
--              -----------                                 ----------------

99              Press release dated July 22, 2003.......... Filed Electronically